CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 6, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Provident Investment Counsel Growth Fund I, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in such Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 6, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Provident Investment Counsel Small Cap Growth Fund I, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in such Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 6, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Provident Investment Counsel Small Cap Growth Fund I, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in such Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 6, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Provident Investment Counsel Mid Cap Fund B and Provident Investment Counsel Small Company Growth Fund A, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

New York, New York
November 7, 2003